METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kim Gordon

Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Kim Gordon, Vice President and Chief Financial Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)
File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)
File No. 333-224524 Flexible Life VUL 95;
File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;
File No. 333-224526 Flexible Life VUL 100;
File No. 333-224527 Flexible Life VUL 98/00;
File No. 333-224528 American Vision Series VUL 2002;
File No. 333-224529 Destiny Variable Life;
File No. 333-224513 GenAm Vision Series;
File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)
File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)
File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)
File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)
File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;
File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Kim Gordon, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;
File No. 333-96777 Class XC;
File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382)
File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);
File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)
File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);
File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)
File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3 day of April, 2024.

/s/ Kim Gordon
Kim Gordon

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Dimitri Lorenzen

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dimitri Lorenzen, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)
File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)
File No. 333-224524 Flexible Life VUL 95;
File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;
File No. 333-224526 Flexible Life VUL 100;
File No. 333-224527 Flexible Life VUL 98/00;
File No. 333-224528 American Vision Series VUL 2002;
File No. 333-224529 Destiny Variable Life;
File No. 333-224513 GenAm Vision Series;
File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)
File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)
File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)
File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)
File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;
File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Dimitri Lorenzen, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;
File No. 333-96777 Class XC;
File No. 333-96785 Class Land Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382)
File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);
File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)
File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);
File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)
File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3 day of April, 2024.

/s/ Dimitri Lorenzon
Dimitri Lorenzon